PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

Prudential Jennison Equity Income Fund

Supplement dated June 13, 2012 to the
Statement of Additional Information dated December 30, 2011.

In Part I of the Statement of Additional Information (SAI), the section entitled "Management and Advisory Arrangements" is hereby revised by deleting the management fee schedule for the Fund, and substituting the following new management fee schedule:

Management Fee Rates:

Prudential Jennison Equity Income Fund

Effective July 1, 2012:  .85% to $500 million; .80% next $500 million; .75% on the next $1.5 billion; .725% over $2.5 billion.
Prior to July 1, 2012:  .85% to $500 million; .80% next $500 million; .75% $1 billion and over.

LR427